                                                                  EXHIBIT 10.104

                                                                  EXECUTION COPY


                        FINANCIAL ASSET SECURITIES CORP.,

                                  as Purchaser


                                       and


                             PAN AMERICAN BANK, FSB,

                                    as Seller


                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of March 1, 1999


                  Fixed-Rate and Adjustable-Rate Mortgage Loans


                 United Pan American Mortgage Loan Trust 1999-1
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                                Table of Contents
                                                                            Page

                                   ARTICLE I.
                                   DEFINITIONS

         Section 1.01.     Definitions.........................................1

                                   ARTICLE II.
                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

         Section 2.01.     Sale of Mortgage Loans..............................2
         Section 2.02.     Obligations of Seller Upon Sale.....................2
         Section 2.03.     Payment of Purchase Price for the Mortgage Loans....4

                                                   ARTICLE III.
               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

         Section 3.01.     Seller Representations and Warranties Relating
                           to the Mortgage Loans...............................5
         Section 3.02.     Seller Representations and Warranties..............13
         Section 3.03.     Remedies for Breach of Representations
                           and Warranties.....................................14

                                   ARTICLE IV.
                               SELLER'S COVENANTS

         Section 4.01.     Covenants of the Seller............................16

                                   ARTICLE V.
               INDEMNIFICATION WITH RESPECT TO THE MORTGAGE LOANS

         Section 5.01.     Indemnification....................................17

                                   ARTICLE VI.
                                   TERMINATION

         Section 6.01.     Termination........................................20

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

         Section 7.01.     Amendment..........................................20
         Section 7.02.     Governing Law......................................20
         Section 7.03.     Notices............................................20
         Section 7.04.     Severability of Provisions.........................21
         Section 7.05.     Counterparts.......................................21
         Section 7.06.     Further Agreements.................................21
         Section 7.07.     Intention of the Parties...........................21
         Section 7.08.     Successors and Assigns: Assignment of Purchase
                           Agreement..........................................22
         Section 7.09.     Survival...........................................22

Schedule I  Mortgage Loans...................................................I-1


                                       i
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            THIS MORTGAGE LOAN PURCHASE AGREEMENT, dated as of March 1, 1999
(the "Agreement"), is made and entered into between Pan American Bank, FSB (the "Seller") and Financial Asset Securities Corp. (the "Purchaser").

                               W I T N E S S E T H

            WHEREAS, the Seller is the owner of (i) the notes or other evidence of indebtedness (the "Mortgage Notes") so indicated on Schedule I hereto referred to below, and the other documents or instruments constituting the Mortgage File (collectively, the "Mortgage Loans"); and

            WHEREAS, the Seller, as of the date hereof, owns the mortgages (the "Mortgages") on the properties (the "Mortgaged Properties") securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans; and

            WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

            WHEREAS, pursuant to the terms of that certain Pooling and Servicing Agreement dated as of March 1, 1999 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor, the Seller, as seller and master servicer, Fairbanks Capital Corp., as special servicer, and Bankers Trust Company, as trustee (the "Trustee"), the Purchaser will convey the Mortgage Loans to United Pan American Mortgage Loan Trust 1999-1 (the "Trust").

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      Section 1.01. Definitions. Any capitalized term used but not defined herein and below shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

            "Seller Information": The information in the Prospectus Supplement contained in the first and third paragraphs under "RISK FACTORS-- Additional Mortgage Loans" and under the headings "RISK FACTORS-- Year 2000 Systems Risk Could Affect the Ability of the Master Servicer to Perform its Duties," "THE SELLER AND THE MASTER SERVICER", "THE SUBSERVICER AND SPECIAL SERVICER" and "YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS-- Mandatory Prepayment".

                                  ARTICLE II.

                SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

      Section 2.01. Sale of Mortgage Loans. (i) The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, (i) all of its right, title and interest in and to each Mortgage Loan, including the related Cut-off Date Principal Balance, all interest due thereon after the Cut-off Date and all collections in respect of interest and principal due on or after the Cut-off Date; (ii) property which secured such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) its interest in any insurance policies in respect of the Mortgage Loans; and (iv) all proceeds of any of the foregoing.

      Section 2.02. Obligations of Seller Upon Sale. In connection with any transfer pursuant to Section 2.01 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser and the Trustee a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the Cut-off Date, (i) its account number and (ii) the Cut-off Date Principal Balance and such file, which forms a part of Exhibit E to the Pooling and Servicing Agreement, shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

            In connection with any such conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Trustee, as assignee of the Purchaser, on or before the Closing Date, the following documents or instruments with respect to each Mortgage Loan:

            (i) the original Mortgage Note, endorsed without recourse in the following form: "Pay to the order of Bankers Trust Company, as Trustee", or endorsed in blank to provide for a future insertion of the payee's name, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

            (ii) the original Mortgage with evidence of recording thereon, and the original recorded power of attorney, if such Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

            (iii) an original Assignment of the Mortgage executed in the following form: "Bankers Trust Company, as Trustee for United Pan American Mortgage Loan Trust 1999-1" or endorsed in blank to provide for a future insertion of a designee trustee;

            (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii);

            (v) the original or copies of each assumption, modification, written assurance or substitution agreement, if any; and

            (vi) the original lender's title insurance policy or attorney's opinion of title or a copy thereof certified as true and correct by the applicable insurer, together with all endorsements or riders that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property represented therein as a fee interest vested in the Mortgagor, or in the event such original title policy is unavailable, a written commitment or uniform binder or preliminary report of title issued by the title insurance or escrow company or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year following the Closing Date.

            The Seller hereby confirms to the Purchaser and the Trustee that it has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to the Trustee and constitute part of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

            If any original Mortgage Note referred to in Section 2.02(i) cannot be located, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee, as assignee of the Purchaser, of a photocopy of the original of such Mortgage Note, with an original Lost Note Affidavit in the form of Exhibit I to the Pooling and Servicing Agreement, provided, however, that such substitutions of Lost Note Affidavits for original Mortgage Notes may occur only with respect to Mortgage Loans the aggregate Cut-off Date Principal Balance of which is less than or equal to 1.00% of the Pool Balance as of the Cut-off Date. If any of the documents referred to in Sections 2.02(ii), (iii) or (iv) above has as of the Closing Date been submitted for recording but either (x) has not been returned from the applicable public recording office or (y) has been lost or such public recording office has retained the original of such document, the obligations of the Seller to deliver such documents shall be deemed to be satisfied upon (1) delivery to the Trustee, as assignee of the Purchaser, of a copy of each such document certified by the Seller in the case of (x) above or the applicable public recording office in the case of (y) above to be a true and complete copy of the original that was submitted for recording and (2) if such copy is certified by the Seller, delivery to the Trustee promptly upon receipt thereof of either the original or a copy of such document certified by the applicable public recording office to be a true and complete copy of the original. Notice shall be provided to the Purchaser, the Certificate Insurer and the Trustee by the Seller if delivery pursuant to the immediately foregoing clause (2) will be made more than 180 days after the Closing Date. If the original lender's title insurance policy was not delivered pursuant to Section 2.02(vi) above, the Seller shall deliver or cause to be delivered to the Trustee, within a reasonable time period after receipt thereof, the original lender's title insurance policy. The Seller shall deliver or cause to be delivered to the Trustee within a reasonable time period upon receipt thereof any other original documents constituting a part of a Mortgage File received with respect to any Mortgage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

            The Purchaser hereby acknowledges its acceptance of all right, title and interest to the Mortgage Loans and other property, now existing or hereafter created, conveyed to it pursuant to Section 2.01.

            The parties hereto intend that the transaction set forth herein be a non-recourse sale by the Seller to the Purchaser of all the Seller's right, title and interest in and to the Mortgage Loans and other property described above. Nonetheless, in the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans and other property described above, whether now existing or hereafter created, to secure all of the Seller's obligations hereunder; and this Agreement shall constitute a security agreement under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

      Section 2.03. Payment of Purchase Price for the Mortgage Loans.

            (a) In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $____________ and the Class P, Class X and Class R Certificates (collectively, the "Purchase Price"). The Seller shall reimburse the Purchaser a reasonable expense reimbursement amount of approximately $_______ (the "Expense Reimbursement Amount"), and shall pay, and be billed directly for, all reasonable expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the prospectus relating to the Certificates, blue sky registration fees and expenses, fees and expenses of Purchaser's counsel, fees of the rating agencies requested to rate the Certificates, accountant's fees and expenses and the fees and expenses of the Trustee and other out-of-pocket costs, if any.

            (b) Within thirty days of the Closing Date, the Seller, at its own expense, shall submit for recording each Assignment of Mortgage in favor of the Trustee (or provided with the assignee in blank) as transferee of the Purchaser pursuant to the Pooling and Servicing Agreement in the appropriate real property or other records in the appropriate jurisdiction for the recordation of such documents. With respect to any Assignment of Mortgage as to which the related recording information is unavailable within the applicable time period set forth above, such Assignment of Mortgage shall be submitted for recording within thirty Business Days after receipt of such information but in no event later than [one year] from the date such Assignment of Mortgage is otherwise required to be recorded pursuant to this Section 2.04(b). The Trustee shall be required to retain a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment of Mortgage is lost or returned unrecorded because of a defect therein, the Seller shall within a reasonable time prepare a substitute Assignment of Mortgage or cure such defect, as the case may be, and shall be required to submit each such Assignment of Mortgage for recording. Any failure of the Seller to comply with this Section shall result in the obligation of the Seller to repurchase or substitute a Qualified Substitute Mortgage Loan for the related Mortgage Loan pursuant to the provisions of the Pooling and Servicing Agreement.

                                  ARTICLE III.

               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

      Section 3.01. Seller Representations and Warranties Relating to the Mortgage Loans. The Seller hereby represents and warrants to the Purchaser with respect to each Mortgage Loan that as of the Closing Date or as of such date specifically provided herein:

            (a) The Seller has good, marketable and indefeasible title to and is the sole owner and holder of the Mortgage Loan.

            (b) Each Mortgage Loan has an original term to maturity of 30 years; each Mortgage Loan which is an adjustable rate Mortgage Loan has payments due on the first day of the month and each such Mortgage Loan is fully amortizing; effective with the first payment due after each Adjustment Date, the Monthly Payment for each Mortgage Loan will be adjusted to an amount which would amortize fully the outstanding Principal Balance of such Mortgage Loan over its remaining term and pay interest at the Mortgage Rate so adjusted; on the first Adjustment Date and on each Adjustment Date thereafter the Mortgage Rate on each Original Mortgage Loan will be adjusted to equal the sum of the Index and the related Gross Margin, rounded to the nearest multiple of 0.125%, subject to the Periodic Rate Cap (the "Initial Adjustment Rate Cap"), the Maximum Mortgage Rate and the Minimum Mortgage Rate applicable to such Mortgage Loan;

            (c) Immediately prior to the transfer and assignment to the Purchaser, the Mortgage Note and the Mortgage Loan were not subject to an assignment or pledge, and the Seller has the right and authority to sell and assign the Mortgage Loan.

            (d) The Seller is transferring such Mortgage Loan to the Purchaser free and clear of any and all liens, pledges, charges or security interests of any nature encumbering the Mortgage Loans. The Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller.

            (e) The information set forth on Schedule I hereto is true and correct in all material respects as of the Cut-off Date or such other date as may be indicated in such schedule.

            (f) To the best of Seller's knowledge, the Mortgage Loan has been acquired, serviced, collected and otherwise dealt with by the Seller and any affiliate of the Seller in compliance with all applicable federal, state and local laws and regulations and the terms of the related Note and Mortgage.

            (g) To the best of Seller's knowledge, the related Note and Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (irrespective of whether such enforcement is considered in a proceeding of equity or at law).

            (h) The related Mortgage is a valid and enforceable first priority lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens (including mechanics liens) having priority over the first lien of the Mortgage except for: (i) liens for real estate taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected or considered in the lender's title insurance policy delivered to the originator of the Mortgage Loan and referred to in the appraisal made in connection with the origination of the related Mortgage Loan and (iii) other liens and matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

            (i) Any security agreement, chattel mortgage or equivalent document related to such Mortgage Loan establishes and creates a valid and enforceable first lien on the related Mortgaged Property.

            (j) As of the Cut-off Date, each Scheduled Payment required to be made on or prior to March 1, 1999 has been paid and no Mortgage Loan has been dishonored. No Mortgage Loan has been thirty or more days delinquent more than one time in the twelve months preceding the Cut-off Date (assuming that a "rolling" thirty day delinquency is considered to be one time delinquent). As of the Cut-off Date, no more than ___% of the Mortgage Loans are thirty or more days delinquent as described in the preceding sentence.

            (k) The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a person other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan under the Mortgage Loan.

            (l) The Seller has not impaired, waived, altered or modified the related Mortgage or Note in any material respect, or satisfied, canceled, rescinded or subordinated such Mortgage or Note in whole or in part or released all or any material portion of the Mortgaged Property from the lien of the Mortgage, or executed any instrument of release, cancellation, rescission or satisfaction of the Mortgage Note or Mortgage.

            (m) As of the Cut-off Date, the Mortgage has not been satisfied, canceled or subordinated, in whole or in part, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part (except for a release that does not materially impair the security of the Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the Schedule of Mortgage Loans), nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

            (n) To the best of Seller's knowledge, no condition exists which could give rise to any right of rescission, set off, counterclaim, or defense including, without limitation, the defense of usury, and no such right has been asserted.

            (o) To Seller's knowledge, there are no proceedings pending for the total or partial condemnation nor eminent domain proceedings pending affecting any Mortgaged Property.

            (p) Each Mortgage Loan is covered by either (i) a mortgage title insurance policy or other generally acceptable form of insurance policy customary in the jurisdiction where the Mortgaged Property is located or (ii) if generally acceptable in the jurisdiction where the Mortgaged Property is located, an attorney's opinion of title given by an attorney licensed to practice law in the jurisdiction where the Mortgaged Property is located. All of the Seller's rights under such policies, opinions or other instruments shall be transferred and assigned to Purchaser upon sale and assignment of the Mortgage Loans hereunder. The title insurance policy has been issued by a title insurer licensed to do business in the jurisdiction where the Mortgaged Property is located, insuring the original lender, its successor and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject to the exceptions contained in such policy. Seller is the sole insured of such mortgagee title insurance policy, and such mortgagee title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. Neither the Seller nor any affiliate of the Seller has made, and Seller has no knowledge of, any claims under such mortgagee title insurance policy. Seller is not aware of any action by a prior holder and neither Seller nor any affiliate of the Seller has, by act or omission, done anything which could impair the coverage or enforceability of such mortgagee title insurance policy or the accuracy of such attorney's opinion of title, as applicable.

            (q) To the best of Seller's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, other than a payment delinquency that is for a payment due after the date specified in clause (i) of this Section 3.01 above. Neither the Seller nor any affiliate of the Seller has waived any default, breach, violation or event of acceleration under the related Mortgage or the related Note.

            (r) With respect to any Mortgage Loan which provides for an adjustable interest rate, all rate adjustments have been performed in accordance with the material terms of the related Note or subsequent modifications thereof, if any.

            (s) To Seller's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting the related Mortgaged Property.

            (t) No foreclosure proceedings are pending against the Mortgaged Property and the Mortgage Loan is not subject to any pending bankruptcy or insolvency proceeding, and to the Seller's best knowledge, no material litigation or material lawsuit relating to the Mortgage Loan is pending.

            (u) The Mortgage Loan obligates the mortgagor thereunder to maintain a hazard insurance policy ("Hazard Insurance") in an amount at least equal to the lesser of (i) the maximum insurable value of such improvements or (ii) the principal balance of the Mortgage Loan with a standard mortgagee clause, in either case in an amount sufficient to avoid the application of any "co-insurance provisions", and, if it was in place at origination of the Mortgage Loan, flood insurance, at the mortgagor's cost and expense. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as having special flood hazards, a flood insurance policy is in effect which met the requirements of FEMA at the time such policy was issued. The Mortgage obligates the Mortgagor to maintain the Hazard Insurance and, if applicable, flood insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. The Mortgaged Property is covered by Hazard Insurance.

            (v) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage.

            (w) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale or judicial foreclosure and (ii) otherwise by judicial foreclosure. To the best of Seller's knowledge, since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. To the best of Seller's knowledge, there is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, as been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under such deed of trust, except in connection with a trustee's sale after default by the related Mortgagor. The Mortgagor has not notified the Seller or any affiliate of the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940.

            (x) To the best of Seller's knowledge, except as set forth in the appraisal which constitutes part of the related Mortgage File, the Mortgaged Property, normal wear and tear excepted, is materially free from damage caused by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect materially and adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (y) To the best of Seller's knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

            (z) To Seller's knowledge, there was no fraud involved in the origination of the Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan.

            (aa) Each Mortgage File contains an appraisal of the Mortgaged Property indicating an appraised value equal to the appraised value identified for such Mortgaged Property on the Schedule of Mortgage Loans. Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            (bb) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and material licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (cc) To the best of Seller's knowledge, no improvements on the related Mortgaged Property (upon which value was given) encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon the Mortgaged Property unless there exists in the Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

            (dd) Each Mortgage Loan was originated or acquired by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD, such that the origination procedures relating to such Mortgage Loan would not prevent the Class A-1 Certificates or the Class A-2 Certificates from being deemed "mortgage related securities" as such term is defined in Section 3 of the Securities Exchange Act of 1934 as amended from time to time.

            (ee) Principal payments on the Mortgage Loan commenced within sixty days after the proceeds of the Mortgage Loan were disbursed. Each Note is payable on the first day of each month.

            (ff) Each Mortgage Loan is fully amortizing not more than ___% (by Loan Balance as of the Cut-off Date) of the Mortgage Loans in Loan Group I, which are "balloon payment" mortgage loans.

            (gg) The Mortgage Loan bears interest at the Mortgage Rate and the Mortgage Note does not permit negative amortization.

            (hh) With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Master Servicer and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made or could be made. No escrow deposits or escrow advances or other charges or payments due the Master Servicer have been capitalized under any Mortgage or the related Note.

            (ii) No Mortgage Loan contains any provision pursuant to which Scheduled Payments are: (i) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor; (ii) paid by any source other than the Mortgagor or (iii) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not deemed a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

            (jj) To the best of Seller's knowledge, as of the origination date of each Mortgage Loan, the related Mortgaged Property is lawfully permitted to be occupied under applicable law.

            (kk) To the best of Seller's knowledge, no law relating to servicing, collection, notification practices or origination practices, has been violated in connection with any Mortgage Loan transferred to the Purchaser pursuant to this Agreement, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws. The Mortgage Loan has been serviced in accordance with the terms of the Mortgage Note.

            (ll) To the best of Seller's knowledge, no Mortgage Loan was made in connection with (ii) the construction or rehabilitation of a Mortgaged Property or (i) facilitating the trade-in or exchange of a Mortgaged Property.

            (mm) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (nn) There are no mechanics' nor similar liens or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (oo) As to each fixed rate Mortgage Loan, interest is calculated on the Mortgage Note on the basis of twelve 30-day months and a 360-day year, and, as to each adjustable rate Mortgage Loan, interest is calculated on the Mortgage Note on the basis of the number of days in the related interest accrual period.

            (pp) The Mortgaged Property consists of detached or semi-detached one- to four-family dwelling units, townhouses, individual condominium units and individual units in planned unit developments, and manufactured homes. None of the Mortgage Loans are secured by a leasehold estate or constitute other than real property under applicable state law.

            (qq) The Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by the Seller. The Mortgage Loans are representative of the Seller's portfolio of fixed rate or variable rate mortgage loans, as applicable.

            (rr) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no material fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (ss) The Mortgage Note, the Mortgage, the Assignment and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Pooling and Servicing Agreement have been delivered to the Trustee or its designee, all in compliance with the specific requirements of the Pooling and Servicing Agreement.

            (tt) To the best of Seller's knowledge, each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            (uu) No more than approximately [ ]%, [ ]% and approximately [ ]%, respectively, of the Initial Mortgage Loans, by outstanding Principal Balance of the Initial Mortgage Loans as of their Cut-Off Date, will be secured by Mortgaged Properties located in California, Florida and Washington, respectively and no more than approximately [ ]% of the Initial Mortgage Loans, by outstanding Principal Balance of the Initial Mortgage Loans as of their Cut-Off Date, will be secured by Mortgaged Properties located in any one other state;
(B) as of the Cut-Off Date, no more than approximately [ ]% of the Initial Mortgage Loans, by outstanding Principal Balance of the related Initial Mortgage Loans as of their Cut-Off Date, are secured by Mortgaged Properties located in the [ ] zip code area, and no more than approximately [ ]% of the Initial Mortgage Loans, by outstanding Principal Balance of the related Initial Mortgage Loans as of their Cut-Off Date, are secured by units in two-to four-family dwellings, condominiums, planned unit developments or manufactured housing and
(C) at least approximately [ ]% of their Initial Mortgage Loans, in each case by outstanding Principal Balance of the related Initial Mortgage Loans as of their Cut-Off Date, are secured by real property with a single family residence erected thereon;

            (vv) With respect to each Mortgage Loan, the Loan-to-Value Ratio was less than or equal to 90% at the origination of such Mortgage Loan;

            (ww) With respect to at least approximately [ ]% of the Initial Mortgage Loans, by outstanding principal balance as of the Cut-Off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence. With respect to approximately [ ]% of the Initial Mortgage Loans, by outstanding principal balance as of the Cut-Off Date, at the time that the Mortgage

Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's secondary residence or that the Mortgaged Property would be an investor property;

            (xx) No Mortgage Loan was originated under a buydown plan or is subject to the Home Ownership and Equity Protection Act of 1994;

            (yy) No Mortgaged Property was, as of the related Cut-Off Date, located within one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

            (zz) All parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were)
(1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located in light of such person's status, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) no doing business in such state so as to require qualification or licensing;

            (aaa) Any future advances made prior to the related Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

            (bbb) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

            (ccc) All amounts received after the related Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled have been deposited into the Collection Account and are, as of the related Transfer Date, in the Collection Account;

            (ddd) All of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement;

            (eee) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform in all material respects to the description thereof set forth in the Prospectus Supplement; each Mortgage Note and Mortgage is in substantially one of the forms attached as Exhibit F and Exhibit G hereto;

            (fff) A full appraisal on forms approved by FNMA or FHLMC was performed in connection with the origination of each Mortgage Loan. Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

            (ggg) Each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans similar to the Mortgage Loans.

      Section 3.02. Seller Representations and Warranties. The Seller represents, warrants and covenants to the Purchaser as of the Closing Date or as of such other date specifically provided herein or in the applicable Assignment and Conveyance:

            (i) The Seller is duly organized, validly existing and in good standing as a federal savings bank under the laws of the United States and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

            (ii) The Seller has the power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, and assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or laws in relation to the rights of creditors of federally insured financial institutions;

            (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a material breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

            (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

            (v) [Reserved.]

            (vi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (vii) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller was the owner of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser, in the event that the Seller retains record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

            (viii) There are no actions or proceedings against, or investigations known to it of, the Seller before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or validity or enforceability of, this Agreement;

            (ix) To the best of Seller's knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

            (x) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

            (xi) Except with respect to any statement regarding the intentions of the Purchaser, or any other statement contained herein the truth or falsity of which is dependant solely upon the actions of the Purchaser, this Agreement does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained herein not misleading. The written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

      Section 3.03. Remedies for Breach of Representations and Warranties. It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, the Trustee and the Certificate Insurer, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment or the examination or lack of examination of any Mortgage File. With respect to the representations and warranties contained herein that are made to the knowledge or the best knowledge of the Seller or as to which the Seller has no knowledge, if it is discovered that the substance of any such representation and warranty is inaccurate and the inaccuracy materially and adversely affects the value of the related Mortgage Loan, or the interest therein of the Purchaser or the Purchaser's assignee, designee or transferee or the Certificate Insurer, then notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation and warranty was made, such inaccuracy shall be deemed a breach of the applicable representation and warranty and the Seller shall take such action described in the following paragraphs of this
Section 3.03 in respect of such Mortgage Loan. Upon discovery by any of the Seller, the Master Servicer or the Purchaser of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser, the Trustee or the Certificate Insurer (or which materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser, the Trustee or the Certificate Insurer in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other parties.

            Within 60 days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty that materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser, the Trustee or the Certificate Insurer in the related Mortgage Loan or Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall repurchase such Mortgage Loan at the Purchase Price. The Seller may, at the request of the Purchaser and assuming the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans. If the Seller does not provide a Qualified Substitute Mortgage Loan or Loans, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Section 3.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in accordance with Section [2.03] of the Pooling and Servicing Agreement. Any repurchase or substitution required by this Section shall be made in a manner consistent with Section [2.03] of the Pooling and Servicing Agreement.

            At the time of substitution or repurchase of any deficient Mortgage Loan, the Purchaser and the Seller shall arrange for the reassignment of the deficient or repurchased Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Trustee relating to the deficient or repurchased Mortgage Loan. In the event the Purchase Price is deposited in the Collection Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase, the related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

            As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser or its designee for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment and such other documents and agreements as are required by the Custodial Agreement, with the Mortgage Note endorsed as required therein. The Seller shall deposit in the Collection Account the Monthly Payment due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. Upon such substitution, the Qualified Substitute Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 3.01 and 3.02 hereof.

            It is understood and agreed that the representations and warranties set forth in Section 3.01 shall survive delivery of the respective Mortgage Files to the Trustee on behalf of the Purchaser.

            It is understood and agreed that the obligations of the Seller set forth in this Section 3.03 to cure, repurchase and substitute for a defective Mortgage Loan and to indemnify the Purchaser as provided in Section 5.01 constitute the sole remedies of the Purchaser respecting a missing or defective document or a breach of the representations and warranties contained in Section 3.01.

                                  ARTICLE IV.

                               SELLER'S COVENANTS

      Section 4.01. Covenants of the Seller. The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.01 shall prevent or be deemed to prohibit the Seller from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

                                   ARTICLE V.

               INDEMNIFICATION WITH RESPECT TO THE MORTGAGE LOANS

      Section 5.01. Indemnification.

            (a) The Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Seller Information contained in the Prospectus Supplement, (ii) any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate thereof by or on behalf of the Seller containing information regarding the assets of the Trust or
(iii) any untrue statement or alleged untrue statement of any material fact contained in any information provided by the Seller to the Purchaser or any affiliate thereof, or any material omission from the information purported to be provided thereby, and disseminated to the Certificate Insurer, Deloitte & Touche LLP or prospective investors (directly or indirectly through available information systems) in connection with the issuance, marketing or offering of the Certificates. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

            (b) The Purchaser agrees to indemnify and hold harmless the Seller, each of its officers, directors and each person or entity who controls the Seller or any such person, against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller for any legal or other expenses incurred by the Seller, each such officer and director and such controlling person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is not contained in the Seller Information in the Prospectus Supplement. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

            (c) Promptly after receipt by any indemnified party under this
Article V of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article V, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article V except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this
Article V.

            If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article V for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article V consist of the Purchaser, or by the Seller, if the indemnified parties under this Article V consist of the Seller.

            Each indemnified party, as a condition of the indemnity agreements contained in Section 5.01(a) and (b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement. No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party, unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding.

            (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller and the Purchaser in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Mortgage Loans such that the Purchaser is responsible for the lesser of (i) ___% thereof and (ii) ___% of the aggregate proceeds to the Seller from the sale of the Mortgage Loans and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Purchaser and each director of the Seller, each officer of the Seller, and each person, if any, who controls the Seller within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Seller.

            (e) The Seller agrees to indemnify and to hold each of the Purchaser, the Trustee, the Certificate Insurer, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Certificateholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee, or any such person or entity and any Certificateholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement, (ii) arising from a breach by the Seller of its representations and warranties in Section 3.01 or (iii) related to the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions of the Seller, the originator or any servicer. The Seller shall promptly notify the Purchaser, the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement. The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee, the Certificate Insurer or any such person or entity and/or any Certificateholder in respect of such claim.

                                   ARTICLE VI.

                                   TERMINATION

      Section 6.01. Termination. The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Seller's indemnity obligations as provided herein upon the termination of the Trust as provided in Article X of the Pooling and Servicing Agreement.

                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

      Section 7.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser with the consent of the Certificate Insurer, by written agreement signed by the parties hereto.

      Section 7.02. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws (without regard to its material conflict of laws rules). Section 7.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                  if to the Seller:

                  Pan American Bank, FSB,
                  625 The City Drive, Suite 490
                  Orange, CA  92868
                  Attention:  Mr. Blair Kenny

or such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

                  if to the Purchaser:

                  Financial Asset Securities Corp.
                  600 Steamboat Road
                  Greenwich, Connecticut 06830
                  Attention:  General Counsel

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

      Section 7.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

      Section 7.05. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, which may be transmitted by telecopier each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

      Section 7.06. Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any Series of Certificates representing interests in the Mortgage Loans.

            Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans. In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of investment grade securities rated by the Rating Agencies.

      Section 7.07. Intention of the Parties. It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to secure a loan by the Purchaser to the Seller. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes and all other purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

      Section 7.08. Successors and Assigns: Assignment of Purchase Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Trustee and the Certificate Insurer. The Certificate Insurer shall be a third party beneficiary hereof and may enforce the terms hereof as if a party hereto. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser which consent shall be at the Purchaser's sole discretion, except that the Purchaser acknowledges and agrees that the Seller may assign its obligations hereunder to any Person into which the Seller is merged or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party or any Person succeeding to the business of the Seller. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a Series of Certificates representing undivided interests in such Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trustee of all of the Purchaser's rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trustee. Such enforcement of a right or remedy by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

      Section 7.09. Survival. The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article V hereof shall survive the purchase of the Mortgage Loans hereunder.

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

                               FINANCIAL ASSET SECURITIES CORP.,
                                  as Purchaser


                               By:______________________________________
                                  Name:
                                  Title:


                               PAN AMERICAN BANK, FSB,
                                  as Seller


                               By:______________________________________
                                  Name:
                                  Title:

STATE OF                       )
                               )ss.:
COUNTY OF                      )

      On the __ day of March, 1999 before me, a Notary Public in and for said State, personally appeared _____________________, known to me to be a ____________ Vice President of FINANCIAL ASSET SECURITIES CORP., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


---------------------
Notary Public

STATE OF                       )
                               )ss.:
COUNTY OF                      )

      On the __ day of March, 1999 before me, a Notary Public in and for said State, personally appeared ______________________, known to me to be a _______________ of PAN AMERICAN BANK, FSB, the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


---------------------
Notary Public

                                                                      SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

        (Attached as Exhibit [D] to the Pooling and Servicing Agreement)


                                      I-1